UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2015

GI DYNAMICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55195	84-1621425
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Hartwell Avenue

Lexington, MA 02421

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (781) 357-3300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

GI Dynamics, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) at the offices of DLA Piper Australia, Level 22, No.1 Martin Place, Sydney, NSW, 2000, Australia on June 8, 2015 EDT (which was June 9, 2015 AEST). Of the Company’s 9,484,671 shares of common stock issued and outstanding and eligible to vote as of the record date of April 13, 2015, a quorum of 6,627,072 shares, or 69.9% of the eligible shares, was present in person or represented by proxy. Each of the matters set forth below is described in detail in the definitive proxy statement filed with the Securities and Exchange Commission on April 30, 2015. The following actions were taken at the Annual Meeting:

1.	Re-election as Class I Directors of the Company for a term of three years to serve until the annual meeting of stockholders to be held in 2018, and until their respective successors have been duly elected and qualified:

Name of Director Elected	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Anne J. Keating	4,511,960	—	1,058,886	3,865,080
Michael A. Carusi	5,568,186	—	1,058,886	2,808,854

2.	Election as a Class III director of the Company to serve until the Company’s annual meeting of stockholders to be held in 2017, and until his successor is elected and qualified:

Name of Director Elected	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Daniel J. Moore	5,568,411	—	2,436	3,865,079

3.	Approval of the grant to Michael D. Dale of 31,363 stock options to purchase 31,363 shares of common stock and 26,870 performance stock units which, on vesting, will entitle Mr. Dale to 26,870 shares of common stock:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
5,530,753	7,138	986	3,873,871

4.	Approval of the grant to Michael A. Carusi of 1,000 stock options to purchase 1,000 shares of common stock and 1,000 restricted stock units which, on vesting, will entitle Mr. Carusi to 1,000 shares of common stock:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
4,475,437	1,062,433	1,006	3,873,872

5.	Approval of the grant to Anne J. Keating of 1,000 stock options to purchase 1,000 shares of common stock and 1,000 restricted stock units which, on vesting, will entitle Ms. Keating to 1,000 shares of common stock:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
4,475,457	1,062,433	986	3,873,872

6.	Approval of the grant to Timothy J. Barberich of 1,000 stock options to purchase 1,000 shares of common stock and 1,000 restricted stock units which, on vesting, will entitle Mr. Barberich to 1,000 shares of common stock:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
4,475,437	1,062,433	1,006	3,873,872

7.	Approval of the grant to Graham J. Bradley of 1,000 stock options to purchase 1,000 shares of common stock and 1,000 restricted stock units which, on vesting, will entitle Mr. Bradley to 1,000 shares of common stock:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
4,475,437	1,062,433	1,006	3,873,872

8.	Approval of the grant to Jack E. Meyer of 1,000 stock options to purchase 1,000 shares of common stock and 1,000 restricted stock units which, on vesting, will entitle Mr. Meyer to 1,000 shares of common stock:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
4,475,437	1,062,433	1,006	3,873,872

9.	Approval of the grant to Daniel J. Moore of 1,000 stock options to purchase 1,000 shares of common stock and 1,000 restricted stock units which, on vesting, will entitle Mr. Moore to 1,000 shares of common stock:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
5,529,317	8,554	1,006	3,873,871

10.	Approval of 556,963 shares as the maximum number of shares with respect to which stock options, stock appreciation rights and similar awards may be granted to any participant in any fiscal year under the Company’s 2011 Employee, Director and Consultant Equity Incentive Plan:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
5,418,987	118,941	948	3,873,872

11.	Approval (for the purposes of ASX Listing Rule 7.2 (Exception 9)) of the issue and transfer of securities under the Company’s 2011 Employee, Director and Consultant Equity Incentive Plan as an exception to ASX Listing Rule 7.1:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
5,529,813	6,698	2,365	3,873,872

12.	Ratification of the selection of Ernst & Young LLP as independent accountants of the Company for the fiscal year ending December 31, 2015:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
5,569,326	330	1,191	3,865,079

No other items were presented for stockholder approval at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GI DYNAMICS, INC.

Dated: June 11, 2015	/s/ Robert Solomon
Robert Solomon
Vice President, Finance